UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 30, 2011
Apco Oil and Gas International Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	0-8933	98-0199453

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Williams Center, 35th Floor, Tulsa, Oklahoma	74172
(Address of principal executive offices)	(Zip Code)
918/573-2164
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
     On June 30, 2011, Apco Oil and Gas International Inc. (the “Company”) issued 20,301,592 of the Company’s Class A Shares, par value $.01 per share (the “Class A Shares”) to Williams Global Energy (Cayman) Limited (“Williams Global Energy”) in exchange for an equal number of the Company’s ordinary shares (the “Ordinary Shares”). No other consideration was paid in connection with the exchange. This exchange occurred as part of the recapitalization of the Company as outlined in the Company’s Definitive Proxy Statement, which was filed with the Securities and Exchange Commission on June 1, 2011. The Class A Shares will automatically convert into the Company’s Ordinary Shares in the event that neither The Williams Companies, Inc., the indirect owner of 100 percent of Williams Global Energy, nor WPX Energy, Inc., another wholly-owned subsidiary of The Williams Companies, Inc., beneficially owns, separately or in the aggregate, directly or indirectly, at least 50 percent of the aggregate outstanding Class A Shares and Ordinary Shares of the Company.
     The issuance of the Class A Shares in this transaction was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(9) of the Securities Act, which exempts exchanges of securities by an issuer exclusively with its existing security holders in a transaction where no commission or other remuneration was paid or given directly or indirectly for solicitation of the exchange.
Item 5.07 Submission of Matters to a Vote of Security Holders.
(a)	At the annual general meeting of shareholders of the Company on June 30, 2011, the shareholders of the Company voted on the matters set forth below.

(b)

1. The nominees for election to the Board of Directors of the Company were re-elected based upon the following votes:

Nominee	Votes For	Votes Against	Abstention	Broker Non-Votes
Keith E. Bailey	23,422,682	56,191	5,174	868,897
Piero Ruffinengo	23,423,342	52,191	8,514	868,897
Those directors continuing in office pursuant to their prior elections are Bryan K. Guderian, Ralph A. Hill, Robert J. LaFortune, Rodney J. Sailor, and John H. Williams.

2. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011 was approved based on the following votes:

Votes For	24,291,347
Votes Against	27,640
Abstention	33,957
There were no broker non-votes for this item.
3. The proposal relating to the advisory vote on executive compensation was approved based on the following votes:

Votes For	23,376,020
Votes Against	54,003
Abstention	54,024
Broker Non-Votes	868,897
4. By the following vote, shareholders voted on an advisory basis, to hold future advisory votes on executive compensation on an annual basis:

One Year	22,931,493
Two Years	118,043
Three Years	401,062
Abstention	33,449
Broker Non-Votes	868,897
5. Shareholders approved the proposed recapitalization and the exchange of certain shares of the Company based on the following votes (see the description above under Item 3.02 for more information about this recapitalization and exchange):

Votes For	23,121,786
Votes Against	349,908
Abstention	12,353
Broker Non-Votes	868,897
(d)	Consistent with a majority of the votes cast with respect to the frequency of the advisory vote on executive compensation at the annual meeting, the Company’s Board of Directors has determined to hold a shareholder advisory vote on the Company’s executive compensation annually until the next vote on the frequency of future shareholder advisory votes on the Company’s executive compensation, which is currently required to occur no later than the Company’s 2017 annual meeting of shareholders.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, Apco has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APCO OIL AND GAS INTERNATIONAL INC.
Date: July 5, 2011	By:	/s/ William H. Gault
		Name:	William H. Gault
		Title:	Assistant Corporate Secretary